Exhibit 99.1

Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS

CASE NUMBER: 07-44084-dml-11

JUDGE: D. Michael Lynn

UNITED  STATES  BANKRUPTCY  COURT

NORTHERN  DISTRICT OF TEXAS

DIVISION  6

MONTHLY  OPERATING  REPORT

MONTH  ENDING: JULY 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Elaine D. Crowley	September 2, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ Charlotte B. Stadler	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Charlotte B. Stadler	September 2, 2008
PRINTED NAME OF PREPARER	DATE

Notes:
[1]
A consolidated monthly operating report has been submitted for the following debtor entities: The Bombay Company, Inc. (Case No. 07-44084-dml-11), The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11), BBA Holdings, LLC (Case No.07-44086-dml-11), Bombay International, Inc. Case No. (07-44087-dml-11), Bailey Street Trading Company (Case No. 07-44088-dml-11), and  BMAJ, Inc. (Case No. 07-44061-dml-11). Jointly Administered Under The Bombay Company, Inc. (Case No. 07-44084-dml-11), (collectively, the "Debtors").

[2]
The Debtors operate under a retail (52-53 week) fiscal year, which ends on the Saturday nearest January 31.  For the purposes of the monthly operating reports, the following month-end dates have been reported: (1) September 2007 ended on October 6, 2007; (2) October 2007 ended on November 3, 2007; (3) November 2007 ended on December 1, 2007; (4) December 2007 ended on January 5, 2008; (5) January 2008 ended on February 2, 2008; (6) February 2008 ended on March 1, 2008; (7) March 2008 ended on April 5, 2008; (8) April 2008 ended on May 3, 2008; (9) May 2008 ended on May 31, 2008; (10) June 2008 ended on July 5, 2008; amd (11) July 2008 ended on August 2, 2008.

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

COMPARATIVE BALANCE SHEET

		Petition Date	December 2007	April 2008	May 2008	June 2008	July 2008
ASSETS		9/20/07
1.	CASH & CASH EQUIVALENTS (1)	$3,145,672	$29,646,525	$25,918,924	$25,268,932	$23,922,132	$25,834,020
2.	ACCOUNTS RECEIVABLE (NET)	$220,767	$270,903	$0	$0	$0	$0
3.	INVENTORY	$104,233,126	$15,142,324	$0	$0	$0	$0
4.	NOTES RECEIVABLE	$573,167	$586,953	$0	$0	$0	$0
5.	PREPAID EXPENSES	$8,411,346	$9,769,006	$1,433,232	$1,388,178	$1,348,481	$1,343,124
6.	OTHER CURRENT ASSETS	$1,514,755	$4,058,941	$4,839,753	$4,499,927	$4,377,822	$2,009,489
7.	TOTAL CURRENT ASSETS	$114,953,161	$29,828,127	$6,272,985	$5,888,105	$5,726,303	$3,352,613
8.	PROPERTY, PLANT & EQUIPMENT	$157,137,582	$145,303,849	$2,330,915	$2,330,915	$0	$0
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$(102,575,667)	$(97,766,051)	$(2,247,505)	$(2,279,315)	$0	$0
10.	NET PROPERTY, PLANT & EQUIPMENT	$54,561,915	$47,537,798	$83,410	$51,600	$0	$0
11.	DUE FROM INSIDERS	$(854,896)	$2,767,061	$1,664,808	$1,664,808	$1,664,808	$1,664,808
12.	OTHER ASSETS - NET OF AMORTIZATION (2)	$2,024,046	$1,632,093	$160,050	$141,345	$23	$23
13.	OTHER (ATTACH LIST)
14.	TOTAL ASSETS	$173,829,898	$111,411,604	$34,100,177	$33,014,790	$31,313,266	$30,851,464
POSTPETITION LIABILITIES
15.	ACCOUNTS PAYABLE		$3,248,359	$1,879,020	$1,854,689	$1,482,995	$1,487,293
16.	TAXES PAYABLE		$4,471,126	$270,370	$170,287	$72,794	$72,776
17.	PROFESSIONAL FEES		$2,393,833	$813,345	$928,383	$923,583	$674,545
18.	DEFERRED REVENUE		$18,041,877	$0	$0	$0	$0
19.	OTHER POST PETITION LIABILITIES		$6,270,802	$423,243	$424,155	$280,133	$264,772
20.	TOTAL POSTPETITION LIABILITIES		$34,425,997	$3,385,978	$3,377,514	$2,759,505	$2,499,386
PREPETITION LIABILITIES
21.	SECURED DEBT	$71,824,592	$0	$0	$0	$0	$0
22.	LIABILITIES SUBJECT TO COMPROMISE (3)	$81,136,347	$67,325,321	$28,864,028	$28,194,341	$27,006,786	$27,080,927
23.	TOTAL PREPETITION LIABILITIES	$152,960,939	$67,325,321	$28,864,028	$28,194,341	$27,006,786	$27,080,927
24.	TOTAL LIABILITIES	$152,960,939	$101,751,318	$32,250,006	$31,571,855	$29,766,291	$29,580,313
EQUITY
25.	PREPETITION OWNERS' EQUITY	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959
26.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(11,208,673)	$(19,018,788)	$(19,426,024)	$(19,321,984)	$(19,597,808)
27.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
28.	TOTAL EQUITY	$20,868,959	$9,660,286	$1,850,171	$1,442,935	$1,546,975	$1,271,151
29.	TOTAL LIABILITIES & OWNERS' EQUITY	$173,829,898	$111,411,604	$34,100,177	$33,014,790	$31,313,266	$30,851,464

Notes:
[1]
As historically reported on the Debtors' SEC filings, cash and cash equivalents includes cash in the operating accounts, credit card receivables, store depository accounts, and foreign office accounts.  In addition, cash and cash equivalents for the months ended after September 2007 include cash collateralized letters of credit.

[2]	Balance includes capitalized software and other intangibles.

Item 6: Other Current Assets	Petition Date	December 2007	April 2008	May 2008	June 2008	July 2008
Employee Receivables	$(3,176)	$9,150	$1,912	$1,230	$0	$0
Miscellaneous Receivables	1,188,193	1,303,630	1,501,523	1,350,434	1,335,434	810,631
DOM In transit - Non Merchandise	3,666	0	0	0	0	0
Deposits	311,825	2,731,914	1,798,396	1,610,341	1,504,466	960,936
Treasury Bond	37,922	37,922	37,922	37,922	37,922	37,922
Due from JV	0	0	0	0	0	0
Chase Merchant Services - MC/V Receivable	0	0	1,500,000	1,500,000	1,500,000	200,000
Intl Claim Receivable	(23,675)	(23,675)	0	0	0	0
	$1,514,755	$4,058,941	$4,839,753	$4,499,927	$4,377,822	$2,009,489

Item 19: Other Post Petition Liabilities
Accrued Expenses/Inventory		$4,116,402	$150,000	$150,000	$150,000	$150,000
Customer Prepayments		(16,724)	0	0	0	0
Accrued Salaries		2,171,124	273,243	274,155	130,133	114,772
		$6,270,802	$423,243	$424,155	$280,133	$264,772

[3]
During January 2008, the Debtors eliminated certain reserves and accruals as part of the Debtors' efforts to wind down the operations and financial records.  The decrease of liabilities subject to compromise, at the end of January 2008, does not signify payments being made on such liabilities.

[4]	For presentation purposes, the Petition Date, quarter-end, and months within the current quarter have been reflected. Please refer to prior monthly operating reports for previous months not shown.

2 of 9

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

INCOME STATEMENT
		9/20/07 to 12/31/07	1/1/08 to 3/31/08	4/1/08 to 6/30/08	July 2008	August 2008	September 2008	QUARTER
REVENUES		TOTAL	TOTAL	TOTAL				TOTAL
1.	GROSS REVENUES	$201,870,774	$14,363,269	$0	$0			$0
2.	LESS: RETURNS & DISCOUNTS	$(3,318,383)	$(239,828)	$0	$0			$0
3.	NET SALES	$198,552,391	$14,123,441	$0	$0			$0
4.	DELIVERY INCOME	$318,482	$4,569	$0	$0			$0
5.	NET REVENUE	$198,870,873	$14,128,010	$0	$0			$0
COST OF GOODS SOLD								0
6.	STORE COGS	$94,281,406	$13,904,460	$0	$0			$0
7.	SHRINK	$1,783,774	$1,297,376	$0	$0			$0
8.	DC EXPENSE	$5,604,388	$1,067,764	$(26,643)	$27,744			$27,744
9.	DC FRIEGHT TO STORES	$5,304,558	$(25,730)	$0	$0			$0
10.	HOME OFFICE ADJUSTMENTS	$4,743,215	$(123,485)	$(73,829)	$(60)			$(60)
11.	TOTAL COST OF GOODS SOLD	$111,717,341	$16,120,385	$(100,472)	$27,684			$27,684
12.	GROSS PROFIT	$87,153,532	$(1,992,375)	$100,472	$(27,684)			$(27,684)
OPERATING EXPENSES								0
13.	BUYING AND OCCUPANCY COSTS	$6,764,276	$(31,714,565)	$(880,312)	$(131,143)			$(131,143)
14.	PAYROLL	$5,433,907	$(196,271)	$513,465	$84,459			$84,459
15.	HOME OFFICE OCCUPANCY	$1,257,963	$371,270	$368,706	$46,864			$46,864
16.	CREDIT AND COLLECTIONS	$335,680	$802,028	$23,799	$(10,576)			$(10,576)
17.	GENERAL	$(4,289,795)	$38,692,969	$(213,371)	$7,493			$7,493
18.	INSURANCE AND TAXES	$2,971,891	$(713,556)	$(353,396)	$11			$11
19.	PROFESSIONAL SERVICES	$168,457	$(10,515)	$29,969	$35,788			$35,788
20.	JV EXPENSE, NET	$86,257,567	$(1,928,374)	$0	$0			$0
21.	OTHER (Training, travel, public company exp.)	$222,067	$86,636	$8,571	$6,277			$6,277
22.	TOTAL OPERATING EXPENSES	$99,122,014	$5,389,622	$(502,569)	$39,173			$39,173
23.	INCOME BEFORE NON-OPERATING							$0
24.	INCOME & EXPENSE	$(11,968,482)	$(7,381,997)	$603,041	$(66,857)			$(66,857)
OTHER INCOME & EXPENSES								0
25.	NON-OPERATING INCOME (ATT. LIST) (3)	$12,996,875	$1,240,093	$67,301	$14,199			$14,199
26.	NON-OPERATING EXPENSE (ATT. LIST)	$4,270	$0	$0				$0
27.	INTEREST EXPENSE	$543,587	$0	$0				$0
28.	DEPRECIATION / DEPLETION	$0	$0	$0				$0
29.	AMORTIZATION	$0	$0	$0				$0
30.	ROYALTY FEE	$910,617	$0	$0				$0
31.	NET OTHER INCOME & EXPENSES	$(11,538,401)	$(1,240,093)	$(67,301)	$14,199			$14,199
REORGANIZATION EXPENSES								0
32.	PROFESSIONAL FEES	$7,044,676	$1,394,140	$1,069,295	$223,166			$223,166
33.	U.S. TRUSTEE FEES	$1,500	$0	$14,625	$0			$0
34.	OTHER (2)	$3,732,844	$0	$0	$0			$0
35.	TOTAL REORGANIZATION EXPENSES	$10,779,020	$1,394,140	$1,083,920	$223,166			$223,166
36.	INCOME TAX	$(428)	$39,539	$124,150	$0			$0
37.	NET PROFIT (LOSS)	$(11,208,673)	$(7,575,583)	$(537,728)	$(275,824)			$(275,824)

3 of 9

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

CASH RECEIPTS AND		9/20 to 12/31/07	1/1/08 to 3/31/08	4/1/08 to 6/30/08	July 2008	August 2008	September 2008	QUARTER
DISBURSEMENTS		TOTAL	TOTAL	TOTAL				TOTAL
1.	CASH - BEGINNING OF MONTH	$881,175	$10,543,219	$21,228,504	$18,941,087			$18,941,087
RECEIPTS FROM OPERATIONS
2	TOTAL OPERATING RECEIPTS	$189,541,305	$21,752,716	$0	$0			$0
	NON - OPERATING RECEIPTS
3	LOANS & ADVANCES (REPAYMENT)	$5,998,804						$0
4	SALE OF ASSETS	$37,122,607	$16,722,419	$0	$0			$0
5	REIMBURSEMENT (TO)/FROM LIQUIDATORS	$(130,545,563)	$(9,257,036)	$92,489	$54,803			$54,803
6	OTHER (ATTACH LIST)	$0	$3,661,198	$987,074	$2,754,261			$2,754,261
7	TOTAL NON-OPERATING RECEIPTS	$(87,424,152)	$11,126,581	$1,079,563	$2,809,064			$2,809,064
8	TOTAL RECEIPTS	$102,117,153	$32,879,297	$1,079,563	$2,809,064			$2,809,064
9	TOTAL CASH AVAILABLE	$102,998,328	$53,101,742	$62,657,185	$21,750,151			$21,750,151
OPERATING DISBURSEMENTS
10	PAYROLL, PAYROLL TAXES, BENEFITS	$23,395,881	$9,406,716	$972,274	$115,897			$115,897
11	SALES, USE & OTHER TAXES PAID	$10,365,311	$6,472,545	$63,876	$49,684			$49,684
12	MERCHANDISE	$11,828,206	$63,986	$0	$0			$0
13	GENERAL AP	$3,471,309	$327,953	$570,539	$48,111			$48,111
14	RENT & OCCUPANCY	$26,016,571	$1,363,876	$245,850	$95,723			$95,723
15	FREIGHT	$5,714,718	$216,980	$945	$0			$0
16	CRITICAL VENDOR PAYMENTS	$2,838,397	$0	$0				$0
17	OTHER (ATTACH LIST)	$4,030,155	$1,229,590	$251,833	$40,796			$40,796
18	TOTAL OPERATING DISBURSEMENTS	$87,660,548	$19,081,645	$2,105,317	$350,211			$350,211
REORGANIZATION EXPENSES
19	PROFESSIONAL FEES	$3,194,296	$2,842,246	$1,054,606	$493,958			$493,958
20	U.S. TRUSTEE FEES	$1,500						$0
21	OTHER (ATTACH LIST)	$1,598,766	$270,120	$192,432	$7,000			$7,000
22	TOTAL REORGANIZATION EXPENSES	$4,794,562	$3,112,366	$1,261,663	$500,958			$500,958
23	TOTAL DISBURSEMENTS (1)	$92,455,110	$22,194,011	$3,366,980	$851,169			$851,169
24	NET CASH FLOW	$9,662,044	$10,685,285	$(2,287,417)	$1,957,895			$1,957,895
25	CASH - END OF MONTH (2)	$10,543,219	$21,228,504	$18,941,087	$20,898,982			$20,898,982

Note:
[1]
All of the Debtors' disbursements are made from The Bombay Company, Inc. (Case No. 07-44084-dml-11) and The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11).  Disbursements by Debtor have been are as follows:

	1/1/08 to 3/31/08	4/1/08 to 6/30/08		7/1/08 to 9/30/08
Total Disbursements	TOTAL	TOTAL	July 2008	Total Disbursements
The Bombay Company, Inc. (07-44084-dml-11)	$22,189,911	$3,366,980	$851,169	$851,169
The Bombay Furniture Company, Inc. (07-44085-dml-11)	$4,100			-
	$22,194,011	$3,366,980	$851,169	$851,169

[2]	Receipts and disbursements for March 2008 are through March 28, 2008

	1/1/08 to 3/31/08	4/1/08 to 6/30/08		7/1/08 to 9/30/08
	TOTAL	TOTAL	July 2008	Total Disbursements

Item 6: Other Receipts
LC Cash Collateral Returned			$540,752	$540,752
Home Office Receipts	$1,510,998	$987,074	142,344	142,344
US IP	2,000,000	-	-	-
Credit Card Holdbacks Returned			1,750,000	1,750,000
Legal Fee Reimburse from Canada	-	-	321,165	321,165
Total	$3,510,998	$987,074	$2,754,261	$2,754,261

Item 17: Other Operating Disbursements
International Offices				-
Other Admin Expense				-
Other Corporate Expense		$251,833	$40,796	40,796
Inventory Taking		-		-
Total	$-	$251,833	$40,796	$40,796

Item 21: Other Reorganization Expenses
Completion Bonus		192,432	7,000	7,000
Total	$-	$192,432	$7,000	$7,000

4 of 9

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 07-44084-dml-11

		SCHEDULE	MONTH	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING (1)		AMOUNT	Oct-07	Dec-07	May-08	Jun-08	Jul-08
1.	0-30		$0	$0	$0	$0	$0
2.	31-60		$0	$0	$0	$0	$0
3.	61-90		$0	$0	$0	$0	$0
4.	91+		$987,208	$987,208	$0	$0	$0
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$987,208	$987,208	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(768,319)	$(768,319)	$0	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$0	$218,889	$218,889	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	July 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0
2.	STATE	$0
3.	LOCAL	$0
4.	SALES TAX	$0				$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

STATUS OF POSTPETITION TAXES			MONTH:	July 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$13,484	$13,484	$0
2.	FICA-EMPLOYEE	$0	$4,317	$4,317	$0
3.	FICA-EMPLOYER	$1,419	$3,637	$4,317	$739
4.	UNEMPLOYMENT	$0	$1	$1	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER PAYROLL TAXES	$416	$2,530	$2,689	$257
7.	TOTAL FEDERAL TAXES	$1,835	$23,968	$24,806	$996
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$1	$0	$0	$1
12.	OTHER PAYROLL TAXES	$0	$0	$0	$0
13.	REAL PROPERTY	$59,846	$0	$0	$59,846
14	PERSONAL PROPERTY	$393,240	$0	49,684	$343,556
15	FRANCHISE	$42,903	$821	-	$43,724
16	BUSINESS LICENSE TAX	$16,176	$0	-	$16,176
17	TOTAL STATE & LOCAL	$512,167	$821	$49,684	$463,304
18	TOTAL TAXES	$514,001	$24,789	$74,490	$464,300

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

[1]	For presentation purposes, quarter-end and months within the current quarter have been reflected. Please refer to prior monthly operating reports for previous months not shown.

5 of 9

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 07-44084-dml-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:			July 2008
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	Account #4
A. BANK:		Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo
B. ACCOUNT NUMBER:		412-1166318	412-1166300	960-0058583	960-0058598
C. PURPOSE (TYPE):		Concentrator	Blocked	Accounts Payable	Payroll
1.	BALANCE PER BANK STATEMENT	$21,316,896.96	$-	$-	$-
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$-		$-	$-
3.	SUBTRACT: OUTSTANDING CHECKS			$(290,621.91)	$(43,544.69)
4.	OTHER RECONCILING ITEMS	$-		$95,162.12	$14,541.63
5.	MONTH END BALANCE PER BOOKS	$21,316,896.96		$(195,459.79)	$(29,003.06)
6.	NUMBER OF LAST CHECK WRITTEN			1178688	510382

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$21,092,434.11

6 of 9

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 07-44084-dml-11

	MONTH:	July 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID (1)	TO DATE
1.	Elaine D. Crowley	Salary	$23,092	$267,836
2.	Don Roach	Salary	$0	$217,709
3.	Dave Stewart	Salary	$0	$88,758
4.	Steve Woodward	Salary	$0	$18,339
5.	Mike Veitenheimer	Salary	$0	$87,710
6	Linda Stephenson	Salary	$0	$85,596
7	Don Roach	Bonus	$0	$49,903
8	Elaine D. Crowley	Expense Reimbursement	$0	$1,345
9	Don Roach	Expense Reimbursement	$0	$987

10	TOTAL PAYMENTS TO INSIDERS		$23,092	$818,183

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT (2)(3)	APPROVED (2)	PAID	TO DATE	& UNPAID *
1.	Asset Disposition Advisors (1)	N/A	$0	$0	769,331	$510,456
2.	Baker McKenzie	N/A	17,008	$17,008	192,860	5,664
3.	Haynes and Boone	N/A	147,641	$147,641	1,505,115	79,385
4.	FTI Consulting, Inc. (1)	N/A	11,576	$11,576	1,620,402	1,100,252
5.	Mesirow Financial	N/A	11,184	$11,184	204,391	7,501
6	Cooley Godward Kronish	N/A	143,025	$143,025	1,358,415	39,812
7	Forshey and Prostok	N/A	3,536	$3,536	168,306	49,503
8	Financial Dynamics	N/A	-	$0	47,200	-
9	Lang Mitchner	N/A	8,720	$8,720	107,300	2,986
10	Alix Partners	N/A	129,626	$129,626	1,667,827	120,000
11	TOTAL PAYMENTS TO PROFESSIONALS		$472,315	$472,315	$7,641,146	$1,915,560

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.		-	0	-
2	TOTAL	$-	$0	-

Note:
[1]	Professional fees include accrued and unpaid success fees for FTI Consulting, Inc. and Asset Disposition Advisors of $1 million and $500,000, respectively.
[2]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission.  On March 6 , 2008, an order was entered to approve interim professional fees for the period of September 20, 2007 through December 31, 2007

[3]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission.  On July 21 , 2008, an order was entered to approve the second interim application of professional fees for the period from January 1, 2008 through April 30, 2008 for all professionals except Asset Disposition Advisors and FTI Consulting, Inc.  On August 12, 2008, such fees for Asset Disposition Advisors and FTI Consulting were approved however payment of the 20% holdback was prohibited pending further orders from the Court.

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	July 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X [1]
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X [2]
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X [3]
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

[1]
During the reporting period, the Debtors have continued to sell the furniture, fixtures, machinery and equipment and store leases as part of the Debtors' liquidation process approved by the Bankruptcy Court.

[2]	As of the end of the reporting period, intercompany receivables exist with The Bombay Furniture Company of Canada, Inc.
[3]	As authorized by certain first day orders entered by the Bankruptcy Court, the Debtors have made certain permitted payments on pre-petition claims.

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	July 2008

QUESTIONNAIRE

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability	Federal (Chubb)	January 31, 2008 through August 31, 2008	Annual premium paid to date
Workers Compensation	Federal (Chubb)	January 31, 2008 through August 31, 2008	Annual premium paid to date
Property, Boiler & Machinery	Lexington	Feb 1, 2008 through January 31, 2009	Annual premium paid to date

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